Kun Run Biotechnology
Investor Presentation



Milli-Q

坤润生物科技有限公司
KUN RUN BIOTECHNOLOGY, INC.

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Overview

- 10 year track record in Chinese peptide drug market. Pioneered SPPS (Solid-phase peptide synthesis, a Nobel-Prize winning technology).
- Portfolio of four branded peptide drugs - distributed in over 112 cities in 31 provinces.
- Leading manufacturer of Thymus Polypeptide-5 (TP-5) in China, highest volume & revenue: 65.5% market share in Beijing, 95.6% in Shanghai and 43.6% in Guangzhou.
- Pipeline of 11 drugs – 4 expected to launch in 2010, 5 in 2011, 2 in 2012.
- One of the largest bulk synthesized polypeptide production facilities in China. Currently, two production lines with total annual capacity to synthesize 10 kg drugs for injection and manufacture 30 million lyophilized powder for injections, 150 million tablets, 120 million capsules, 30 million granules bags, and 40 million small-capacity injections.

**Data Source: based on survey conducted by Haihong Pharmaceutical Information Ltd. on 1410 hospitals throughout China*

Company History

- **Sep. 2008:** Listed on the OTC BB via a reverse merger with Aspen Racing Stables. Ticker symbol was subsequently changed from ASRS to KURU in November 2008.
- **2008**: Completion of construction for a new 7,762-square-meter factory, which commenced production in October 2008.
- **2006:** Launched Desmopressin Acetate (DDAVP), the 4th peptide drug in the portfolio.
- **2005**: Launched Thymosin Alpha 1 for Injection, the third peptide drug in the portfolio.
  - Launched TP-5 in single-pack auto disable injection format.
- **2003:** Launched Somatostatin for Injection, the second peptide drug in the portfolio.
  - The outbreak of SARS made the Company a household name in China over night as TP-5, the Company's flagship product, proved to be effective in treating SARS. The Company was granted "Best Contributor" award by the Chinese government for its contribution in fighting SARS.
- **2001:** Reorganized as Hainan Zhonghe Pharmaceutical Co., Ltd.
- **1997:** Launched Thymus Polypeptide-5 (TP-5), China's first synthesized therapeutic polypeptide drug, based on solid-phase peptide synthesis (SPPS), a Nobel-Prize winning technology.
- **1995:** Established as Haikou Nanhai Pharmaceutical Company

Organizational Structure


Kun Run Biotechnology, Inc.
(a Nevada Corporation)
100%
Kun Run Biotechnology Limited
(a Hong Kong Company)
99.12%
Hainan Zhonghe Pharmaceutical Co., Ltd.
(a PRC Company)

Growth Summary


USD '000
Revenue
Net Income
Revenue CAGR=29%
30,000
25,000
20,000
15,000
10,000
5,000
0
7,471
1,249
11,623
5,970
13,236
6,494
18,337
9,494
22,005
11,501
26,406
13,801
2007
2008
2009
2010E
2011E
2012E

Peptide Drugs - Introduction

- Peptides are composed of amino acids, commonly known as building blocks of proteins. Typically, a peptide is composed of fewer than 50 amino acids, while a protein contains from 50 to well over 5,000 amino acids.
- Peptide-based therapeutics may display certain advantages compared to recombinant proteins, including simplicity and cost to manufacture, and specificity of effect. Further, because they are composed of naturally occurring amino acids, peptide-based therapeutics theoretically also carry the general advantage of reduced toxicity relative to small molecule drugs.
- In the past, development of peptide-based drug candidates was often slowed by low potency. A second problem historically associated with peptide-based drugs has been a requirement of frequent dosing in vivo. More recently, however, it has been possible to develop peptide-based drugs with potencies nearly equivalent to recombinant proteins and with less frequent dosing requirements. Therapeutic peptides are now viable alternatives to biopharmaceuticals, such as antibodies especially in case of cancer treatments due to their ability to penetrate tumors. They are increasingly making their way into clinical applications and have gained acceptance to date with wide use of Oxytocin, Cyclosporin, Salmon Calcitonin, and Integrillinand Zoladex.

Advantages	Disadvantages
High activity	Low oral bioavailability
High specificity	Injection required
Little unspecific binding to molecular structures other than desired target	Less stable
Minimization of drug-drug interactions	Difficult delivery; challenge to transport across membranes
Less accumulation in tissues	Challenging & costly synthesis
Lower toxicity	Solubility challenges
Often very potent	Risk of immunogenic effects
Biological & chemical diversity	Cleared from body quickly

Investment Considerations

- **Huge market potential:** rising incomes in China support increasing patient demand for higher-priced peptide drugs due to their unique clinical values of high specificity & low toxicity (side effects).
- **Leading peptides drugs producer in China:** excellent brand recognition and dominant market share in major cities.
- **Superior quality and high purity:** the company's peptide products are 98.5% pure compared to 95% purity of most Chinese competitors. Higher purity leads to higher potency and lower side effects, the clinical value sought by patients and doctors.
- **Strong product pipeline:** eleven potential peptide drugs at various stages of development. Expect to launch several in the next two to three years.
- **Strong R&D capability:** ability to leverage both internal and external R&D capabilities to minimize development risk.
- **Strong distribution network:** with presence in over 112 cities in 31 provinces.
- **State of the art production facility designed for high volume in order to achieve economies of scale:** one of the largest bulk synthesized peptide manufacturers in China.

Pharmaceutical Market in China

- As the world's most populous country with 25% of the global population, China's 2005 drug sales of US$14 billion only ranked 7th in the world.
- According to a 2005 report by the Boston Consulting Group, China is expected to become the 5th largest drug market in the world by 2010 with total sales reaching US$24 billion.

Estimated Market Size for Ethical and OTC Drugs (U.S.$billions)

1996 Top 11		2000 Top 10		2005 Top 10		2010 Top 10	
United States	91	United States	150	United States	262	United States	466
Japan	52	Japan	58	Japan	65	Japan	81
Germany	20	Germany	17	Germany	24	Germany	37
France	18	France	17	France	21	France	28
Italy	10	United Kingdom	11	United Kingdom	16	China	24
Brazil	8.4	Italy	11	Italy	15	United Kingdom	24
United Kingdom	8.2	China	6.8	China	14	Italy	23
Spain	6.0	Brazil	6.7	Brazil	10	Canada	17
South Korea	4.5	Canada	6.3	Canada	10	Spain	16
Canada	4.3	Spain	6.2	Spain	9.8	Brazil	15
China	4.3						

Source: China's Growing Drug Market (2005) by Boston Consulting Group

- According to WiCON International Group, publisher of China Pharmaceutical Guide 2008, the size of the Chinese drug market (including all Western and traditional Chinese drug products, biopharmaceuticals and herbal preparations) already reached US$50 billion at the ex-manufacturer price level in 2007.
- A separate projection by Southern Medicine Economic Institute (SMEI) suggests the total Chinese drug market at retail price level was close to US$60 billion in 2007.

Global Therapeutic Peptide Market

According to the Pharmaprojects database, there are 67 marketed peptide drugs in the world targeting 29 disease indications in 2006, around 270 peptides in clinical phase testing, and about 400 in advanced preclinical phases. The market for peptide drugs will begin to show increased growth as drug candidates in Phase II and Phase III trials gain approval and enter the market. The peptide drug pipeline is robust, with the number of disease indications being investigated growing from 29 to 64. Disease areas with significant peptide therapeutic development activity include cancer, infection, and pain, all billion-dollar markets.

Global market share of Peptide drugs



10%
30%
60%
US
Europe
Asia

Current Therapeutic Peptide Market in China

- The market demand for polypeptide will grow in correlation to the rapid expansion of the Chinese pharmaceutical market.
- There are only 26 peptide drugs marketed in China compared to 67 in the world.
- There are about 20 Peptide drug producers in China and few of them have self-branded drugs.
- The Thymopentin (TP-5) was the first invented synthesis peptide product in China launched by Zhonghe in 1997.
- Zhonghe was the first company in China to implement solid phase peptide synthesis technology, a Nobel Prize winning technology.
- Zhonghe is a top producer of synthesis polypeptide drugs in China with 4 self-branded drugs to address the most significant diseases

Key Demand Drivers

- **Economic Growth:**
  - Higher income to afford better drugs.
  - Rapid urbanization leading to higher percentage of population covered by healthcare.
- **Demographic Changes:** one child policy since 1980's has resulted in an aging population
  - More demand for drugs that treat chronicle diseases while offering better patient safety in terms of side effects and drug-drug interactions, all key clinical attributes of peptide drugs.
- **Government Policies:** policy changes aim at broadening the availability of healthcare insurance system cross both urban and rural areas in China.
  - A five-year plan adopted in 2007 by the State Council promises a universal healthcare system available to all Chinese citizens by the end of 2010, making drugs available to previously under and untreated patients.

National Rural healthcare Insurance Program target

	Percentage covered within national rural counties	Percentage covered within national rural population	Total Rural dweller covered
2006	51%	47%	410 million
2007	81%	78%	720 million
2010 Target	100%	100%	930 million

Main Products - Descriptions

Brand	Product	Indication
Hexin	Thymopentin for Injection (TP-5)	Introduced in 1997, it is a medicine for two-phased regulation of immune function widely used for tumor, immune diseases and hepatitis. China currently has 100 million to 150 million people that carry hepatitis B.
Hexin	Pre-filled Single-Use Syringe TP-5	Pre-filled single-use syringe TP-5, patent number CN 101024071A. Single-use disposable syringes are an important addition to the TP-5 product portfolio because of its increased safety, ease of use and the flexibility to self-administer the medication at home.
Hening	Somatostatin for Injection	Introduced in 2003, the drug treats acute severe pancreatitis, upper gastrointestinal hemorrhages, pancreatic fistulas, intestinal fistulas and bililary fistulas.
Heri	Thymosin Alpha 1 for Injection	Introduced in 2005, it is a drug for immunological regulation used for treatment of hepatitis, tumor and infectious diseases.
Heyi	Desmopressin Acetate (DDAVP) Injection	Introduced in 2006, it is a drug for preventing bleeding, diabetes insipidus and other diseases with the advantage of fast efficacy, permanent effects and mild side-effects

Main Products – Peptide Drugs


和信
注射用胸腺五肽
Thymopentin for Injection

Hexin (Thymopentin /TP-5 for Injection)


胸腺五肽注射液

Pre-filled Single Use TP-5 Injections


和宁
注射用生长抑素 0.25mg
Somatostatin for Injection

Hening
(Somatostatin for Injection)


和日
注射用胸腺肽α1
Thymosin α1 for Injection

Heri
(Thymosin Alpha 1 for injection)


醋酸去氨加压素注射液

Desmopressin
Acetate (DDAVP) Injection



Product Pipeline

No.	Drug Class*	Indication	Category	Pre-Clinical	Filed & Await Permission	Soft Production	Expected Launch Day
1	Class III	Children Dwarfishness	New Peptide		×		2011
2	Class III	Diabetes Type I and II	New Peptide	×			2012
3	Class III	Anticoagulant	New Peptide		×		2011
4	Class III	Antiplatelet	New Peptide		×		2012
5	Class V	Surgical Hemostasis, Diabetes Insipidus	Mimicry peptide medicine			×	2010
6	Class III	Gastrointestinal Hemorrhage	Mimicry peptide medicine			×	2010
7	Class III	Anti-premature delivery	Mimicry peptide medicine			×	2010
8	Class V	Hyperlipidemia	Generic Non-Peptide		×		2011
9	Class VI	Gastric ulcer	Generic Non-Peptide			×	2011
10	Class V	Anti-Hepatitis B Virus	Generic Non-Peptide		×		2010
11	Class V	Hypertension	Generic Non-Peptide		×		2011

*Drug classes are specified by the State Food & Drug Administration (SFDA) of China as follows

- Class I: Drugs that have never been previously marketed in China or Overseas.
- Class II: Drugs that: (1) have never been approved for marketing previously in China; and (2) offer new means of administering the drug (e.g.: from oral to intravenous).
- Class III: Drugs that are: (1) currently being marketed abroad; and (2) have never been approved for marketing in China.
- Class IV: Bulk active ingredients and their finished products that: (1) change the acid radicals or bases (or metallic elements) of drugs that have already been approved for marketing; but (2) do not change the pharmacological actions of these drugs.
- Class V: Drugs that: (1) change the form of drugs that have already been approved for marketing, but (2) does not change their means of administration.
- Class VI: Bulk active ingredients and their finished products with the same specification of drugs that have already been approved for marketing.

Nationwide Distribution

Hospitals are the largest purchasers of prescription drugs in China.

- Distribution to hospitals is mainly through independent distributors.
- The network currently has more than 100 independent distributors with nationwide presence in 112 cities throughout 31 provinces in China

Nationwide Distribution Network



Heilongjiang
Jilin
Liaoning
Beijing
Tianjin
Xinjiang Autonomous Region
Gansu
Inner Mogolia
Hebei
Ningxia
Shanxi
Shandong
Qinghai
Shaanxi
Henan
Jiangsu
Tibet Autonomous Region
Anhui
Shanghai
Hubei
Sichuan
Chongqing
Zhejiang
Hunan
Guizhou
Fujian
Yunnan
Guangdong
Hainan

Manufacturing Facilities

- Two advanced plants totaling 18,324 square meters of production, office, and storage space are located in Haikou, dubbed the "China Medicine Valley" and known for its fresh air and unpolluted environment.
- Plant I utilizes advanced solid phase peptide synthesis (SPPS) and purifying technology with an annual capacity to synthesize bulks of 10kg TP-5, 1kg DDAVP, 1.5kg Somatostatin and 4kg Thymosin alpha 1.
- Plant II, commissioned in October 2008, has 7,762 square meters with 6 production lines. Designed capacity totals 40 million small volume parenteral solutions, 6.5 million pre-filled injections, 30 million lyophilized powder for injections,150 million tablets , 120 million capsules and 30 million granules bags per annual
- Both plants are certified under the standards of the Good Manufacturing Practices (GMP) for Pharmaceutical Products issued by the State Drug and Food Administration (SDFA) of China.


中和多肽原料合成中心效果图

Research & Development

- Internal research team led by Yang Ping with 26 members.
- Leveraging external R&D resources through sponsorship, grants, collaboration and cooperation with well-known research institutions at various medical schools and hospital research centers, such as Fudan University, Research and Development Center of 302 Hospital of Chinese PLA, Shandong University, etc.
- One of the only two institutions designated by the Hainan Provincial Committee of Science & Technology as the "Research Institution for Peptide Drugs in China".
- Member of China International Peptide Industry Association, the main patron of China & US Peptide industry biennial meeting .
- Holds relationships with well-known international peptide drug producers







Growth Strategy

- Leveraging brand and distribution network to commercialize the current drug pipeline to drive revenue growth.
- Peptide R&D focuses on developing innovative drugs that meet high classification requirements; the basis of longer regulatory exclusivity periods. Expanding peptide pipeline through both internal R&D and external acquisitions.
- Expand chemical products' product line to cover more disease indications.
- Focus on developing price-competitive drugs for the universal healthcare system to address large patient base in rural areas.
- Explore foreign markets: Two products, TP-5 and SS, have obtained drug import registration licenses in Uzbekistan. Tα1 has obtained drug import registration license in South Korea. Aciclovir for Injection has obtained drug import registration license in Hong Kong.

Management Team

Mr. Xueyun Cui: Chairman

Mr. Cui founded the company in 1995 . He has extensive pharmaceutical company management and business experience. Mr. Cui led the team that produced Thymopentin, the first peptide pharmaceutical drug in China.

Mr. Xiaoqun Ye: Chief Executive Officer

Mr. Ye joined the Company in April 2002 as President. He is an expert in production management and has 20 years work experience in the pharmaceutical industry. Mr. Ye has a Master's degree in Business Administration from Hainan University.

Mr. Zhenhong Ling: Chief Quality Assurance Officer

Mr. Ling became Chief Quality Assurance Officer in January 2001. He is an SFDA licensed pharmacist and has more than 10 years experience in drug quality control. Mr. Ling holds a Bachelor 's Degree in Biology from Shandong University.

Ms. Yan Lin : Chief Accounting Officer

Ms. Lin joined the Company in 2001 and is in charge of accounting, financial reporting, and other financial activities. Ms. Lin graduated from Central Finance University with a Bachelor's Degree in Accounting.

Financial Highlights

Strong Top Line Growth



Revenue in million USD
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
7.47
11.62
13.24
FY 2007
FY 2008
FY 2009



Net Income in million USD
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
1.25
5.97
6.49
FY 2007
FY 2008
FY 2009

Margin Analysis



80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
17%
71%
51%
70%
49%
FY 2007
FY 2008
FY 2009
Gross Margin
Net Margin

Income Statement

(million USD)	Year ended December 31	
	2009	2008
Revenues	13.24	11.62
Gross Profit	9.26	8.21
Gross Margin	70%	71%
Net Income	6.49	5.97
Net Margin	49%	51%
EPS - Basic & Diluted	0.26	0.24
Wtd Avg Shares - Basic & Diluted	25,000,000	24,467,808

Selected Balance Sheet

(million USD)	As of December 31 2009	2008
Current Assets	14.70	14.62
Total Assets	36.93	28.64
Current Liabilities	11.29	3.30
Total Liabilities	11.63	9.84
Minority Interest	0.23	0.17
Total Stockholders' Equity	25.07	18.63

Financial Projection



Revenue CAGR=29%
Net Income CAGR=62%
USD '000
Revenue
Net Income
30,000
25,000
20,000
15,000
10,000
5,000
0
7,471
1,249
11,623
5,970
13,236
6,494
18,337
9,494
22,005
11,501
26,406
13,801
2007
2008
2009
2010E
2011E
2012E

Comparable Analysis

Name	Ticker	Exchange	Description	Revenue for FY 2009 (MUSD)	Gross Margin %	Net Income (MUSD)	Market Cap (MUSD)	Price* (As of March 26, 2010)	P/E
Kun Run Biotechnology, Inc.	**KURU**	**OTCBB**	**Biopharmaceutical manufacturer**	**13.2**	**70%**	**6.5**	**50.00**	**2.00**	**7.7**
Affymax, Inc.	AFFY	NASD	Peptide developer	114.9	-	-76.5	538.62	22.48	NA
3Sbio Inc.	SSRX	NASD	Biopharmaceutical manufacturer	46.4	92%	12.2	265.77	12.35	NA
SciClone	SCLN	NASD	Biopharmaceutical manufacturer	72.4	83%	11.9	181.74	3.85	15
Enzon Pharmaceuticals, Inc.	ENZN	NASD	Biopharmaceutical manufacturer	184.6	74%	0.7	609.42	10.25	683
Nektar Therapeutics	NKTR	NASD	Biopharmaceutical manufacturer	71.9	57%	-102.5	1.428	15.20	NA
Amag Pharmaceuticals, Inc.	AMAG	NASD	Biopharmaceutical manufacturer	17.2	94%	-93.4	756.58	36.05	NA
SIGA Technologies, Inc.	SIGA	NASD	Anti infectives drug developer	13.8	-	-17.6	293.52	6.79	NA
SuperGen, Inc.	SUPG	NASD	Anti cancer drug developer	41.3	-	4.7	195.95	3.27	40.9
Avanir Pharmaceuticals	AVNR	NASD	Biopharmaceutical manufacturer	4.2	-	-22	180.11	2.16	NA
Rigel Pharmaceuticals, Inc.	RIGL	NASD	Clinical stage drug developer	0.8	-	-111.5	409.48	7.88	NA
Celldex Therapeutics, Inc.	CLDX	NASD	Anti infectives drug developer	15.2	-	-36.5	195.02	6.15	NA

Contacts

Ms. Sunne Tang

KunHe Investment Management Beijing Co., Ltd.

Phone: +8610 8591 0569 (Beijing)
Mobile : 13601393656
Email: sunne@khinvest.com

Ms. Linzhuo

Zhonghe Pharmaceutical Ltd.

Phone: +86-898-66802833 (Haikou)
Email: lingel_2000@yahoo.cn
www.zhonghe.cn

THANK YOU



坤润生物科技有限公司
KUN RUN BIOTECHNOLOGY, INC.